                                                                    EXHIBIT 99.1

AMERICAN RETIREMENT CORPORATION (ACR) - Q4 2001 DATA SHEET - PAGE 1 OF 2

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Revenue Composition
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
                                                    % of       % of
                                                    Res.       Total
            (in thousands)              $           Fees       Rev
                                     -------       -----      -----
Retirement Centers
------------------
Independent living                   $27,950        41.7%      42.1%
Assisted living                        8,690        13.0%      13.1%
Skilled Nursing                        8,881        13.3%      13.4%
Therapy Revenue                        2,598         3.9%       3.9%
Ancillary Services                     5,482         8.2%       8.3%
Entry Fee Income                       2,327         3.5%       3.5%
                                     -------       -----      -----
                                      55,928        83.4%      84.2%

Freestanding Assisted Living          11,095        16.6%      16.7%
                                     -------       -----      -----
Total Resident Fees                   67,023       100.0%     100.9%

Freedom Sq & Freedom Peoria           (1,099)                  (1.7)%
Mgmt Fees with purchase rights            65                    0.1%
Mgmt Fees - other                        426                    0.6%
Develop. Fees                             --                    0.0%
                                     -------                  -----
                                        (608)                  (0.9)%

TOTAL REVENUES                       $66,415                  100.0%

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G&A as a Percentage of Revenue
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
($ in millions)                                              Q4 01       Q4 00
---------------                                             -------     -------
Consolidated Community Revenue                              $67,023     $55,683
Freedom Square/Freedom Peoria                                11,088      10,879
Other Nonconsolidated Community Revenue                       6,219       3,638
                                                            -------     -------
Total Community Revenue                                     $84,330     $70,200

G&A                                              (A)        $11,135     $ 6,039
G&A excluding insurance and Medicare-related
  items                                          (B)        $ 5,181     $ 5,071

PERCENTAGE OF REVENUE                            (A)           13.2%        8.6%
                                                 (B)            6.1%        7.2%

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Revenue Composition by Source
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
     (in thousands)
                             $                     %
                          -------               -------
Private Pay               $60,285                  90.7%
Medicare                    5,751                   8.7%
Medicaid                      379                   0.6%
                          -------               -------
TOTAL                     $66,415                 100.0%


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--------------------------------------------------------------------------------
Same Community Results
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
                                                 INCLUDING ENTRY                      EXCLUDING ENTRY
                                                 FEE COMMUNITIES**                    FEE COMMUNITIES
                                          ------------------------------     ---------------------------------
                                                                   %                                     %
        (in thousands)                     Q4 01     Q4 00       change       Q4 01        Q4 00       change
                                          --------  --------     -------     --------     --------     -------
Resident & HC Revenue                     $ 55,075  $ 49,614        11.0%    $ 44,473     $ 40,079        11.0%
Operating Expenses                          36,621    34,552         6.0%      30,171       28,054         7.5%
                                          --------  --------                 --------     --------
Community EBITDAR                         $ 18,454  $ 15,062        22.5%    $ 14,302     $ 12,025        18.9%
EBITDAR Margin                                33.5%     30.4%                   32.2%        30.0%


                                                                   %                                     %
                                           Q4 01     Q4 00       change       Q4 01        Q4 00       change
                                          --------  --------     -------     --------     --------     -------
# Locations                                     33        33                       30           30
Resident Capacity                            8,171     8,171                    6,714        6,714
Avg. Occupancy                                  91%       89%                      91%          88%
Avg. Occupied Units                          6,651     6,465         2.9%       5,908        5,706         3.5%
Avg. Mo. Revenue/unit                        2,760     2,558         7.9%       2,509        2,341         7.2%

** includes approximately $846,000 increase in entry fee amortization due to actuarial estimate change in Q4 01
--------------------------------------------------------------------------------


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Freestanding AL Summary**
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
        (in thousands)                                        Q4 00       Q1 01       Q2 01        Q3 01        Q4 01
                                                            --------    --------     --------     --------    --------
Revenue                                                     $ 10,107     $ 11,927    $ 13,716     $ 15,160    $ 16,465
EBITDAR                                                       (2,191)      (1,769)       (473)         (86)        648


Freestanding AL's opened at quarter end                           28           32          32           32          32
Ending Occupancy                                               1,303        1,558       1,730        1,863       1,958
Ending Unit Capacity                                           2,645        2,954       2,976        2,988       3,000
Occupancy Percentage                                              49%          53%         58%          62%         65%


** Consolidated and nonconsolidated excluding 2 minority-owned Joint Ventures
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Consolidated Community Data**
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
                                   Q4 2001
                            ---------------------
                            Average      Average
                            Capacity    Occupancy
                            --------    ---------
Independent living            4,981       96.3%
Assisted living               2,443       73.5%
Alzheimer's                     557       67.1%
Skilled Nursing               1,062       85.7%
                              -----       ----
Total                         9,043       87.1%

** Excludes Freedom Square and Freedom Peoria and 10 Black Box Communities acquired at December 31, 2001

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[ARC LOGO]

AMERICAN RETIREMENT CORPORATION (ACR) - Q4 2001 DATA SHEET - PAGE 2 OF 2

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Location/Resident Capacity by Community Type
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
                                                                       Congregate          Freestanding
                              CCRC-Rental       CCRC-Entry Fee           with AL                AL
                            ---------------     ---------------     ----------------     ----------------
                            Loc.   Capacity     Loc.   Capacity     Loc.    Capacity     Loc.    Capacity
                            ----   --------     ----   --------     ----    --------     ----    --------
Owned-100%                   6       1,937       3       1,678        7       1,615        5         424
Owned-JV                     0           0       0           0        0           0        3         256
-----------------------------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                     0           0       2       1,526        0           0        0           0
Synthetic Leased             1         220       1         460        0           0       12       1,277
-----------------------------------------------------------------------------------------------------------
Other Leased                 1         195       1         173        2       1,302        0           0
REIT Leased                  1         377       0           0        1          90       13       1,140
-----------------------------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     0           0       0           0        2         487        1          82
Managed-other                1         375       2         690        0           0        0           0
-----------------------------------------------------------------------------------------------------------
  TOTAL                     10       3,104       9       4,527       12       3,494       34       3,179
-----------------------------------------------------------------------------------------------------------

                                                               ** DESIGNATES EXPANSIONS
                                Total                Stabilized          Pre-stabilized
                            -----------------     -----------------     -----------------
                            Loc.     Capacity     Loc.     Capacity     Loc.     Capacity
                            ----     --------     ----     --------     ----     --------
Owned-100%                   21        5,654       20        5,536        1         118
Owned-JV                      3          256        3          256        0           0
---------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                      2        1,526        2        1,526        0           0
Synthetic Leased             14        1,957        5        1,041        9         916
---------------------------------------------------------------------------------------
Other Leased                  4        1,670        3        1,497        1         173
REIT Leased                  15        1,607       11        1,253        4         354
---------------------------------------------------------------------------------------
Managed with Purchase
  Rights                      3          569        2          425        1         144
Managed-other                 3        1,065        3        1,065        0           0
---------------------------------------------------------------------------------------
  TOTAL                      65       14,304       49       12,599       16       1,705
---------------------------------------------------------------------------------------

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Synthetic Lease Assets
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
                                                 Special
                                                 Purpose
                                      ARC as    Entity as
                ($ in thousands)      Lessee     Lessee       Total
                                     -------     -------     --------
ARC Land and other assets           $ 16,573     $    --     $ 16,573

ARC Assets pledged to Lessor          54,373          --       54,373

ARC Loans to Lessor                   82,856          --       82,856
                                    --------     -------     --------
    TOTAL SYNTHETIC LEASE ASSETS    $153,802     $    --     $153,802

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Cost of Debt Financing
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
                      Balance
                     12/31/01                    Weighted
                 ($ in thousands)      %         Avg Rate
                 ----------------   --------     --------
Fixed                 $363,019       64.6%         7.23%

Floating               199,105       35.4%         5.69%
                      --------      -----        ------
Total                 $562,124      100.0%         6.68%

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[ARC LOGO]



The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.